UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 837-8002
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
Amendment No. 5 to ABL Credit Agreement

On June 18, 2025, Hayward Intermediate, Inc., a Delaware corporation (“Holdings”), Hayward Industries, Inc., a New Jersey corporation (the “US Borrower”) and a wholly owned subsidiary of Hayward Holdings, Inc., a Delaware corporation (the “Company”), Hayward Pool Products Canada, Inc. / Produits De Piscines Hayward Canada, Inc., a Canadian federal corporation (the “Canadian Borrower”), Hayward Ibérica, S.L.U., a Spanish private limited liability corporation (Sociedad Limitada Unipersonal), and certain wholly owned subsidiaries of the US Borrower party thereto, each a wholly owned indirect subsidiary of the Company, entered into an amendment No. 5 to the ABL Credit Agreement (as defined below) (the “Fifth Amendment”), with Bank of America, N.A., as administrative agent and collateral agent, and the other financial institutions and lenders party thereto, which amended the ABL credit agreement, originally dated as of August 4, 2017, by and among the US Borrower, the Canadian Borrower, Holdings, certain wholly owned subsidiaries of the US Borrower party thereto from time to time, Bank of America, N.A., as administrative agent and collateral agent, and the other financial institutions party thereto from time to time (as amended prior to June 18, 2025, the “ABL Credit Agreement”). The Fifth Amendment provides for, among other things, an extension of the maturity date of the revolving facility under the ABL Credit Agreement to February 25, 2028, the removal of the 10 basis points credit spread adjustment previously applicable to Secured Overnight Financing Rate borrowings, and the removal of the first-in, last-out subfacility.

The foregoing summary of the Fifth Amendment is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*
Amendment No. 5 to ABL Credit Agreement, dated June 18, 2025, by and among Hayward Industries, Inc., as holdings, Hayward Intermediate, Inc., Hayward Pool Products Canada, Inc. / Produits De Piscines Hayward Canada, Inc., and Hayward Ibérica, S.L.U., as borrowers, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the lenders and issuing banks party thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 10.1)

* Pursuant to Item 601(a)(5) of Regulation S-K promulgated by the Securities and Exchange Commission, certain exhibits and schedules to this agreement have been omitted. We hereby agree to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or schedules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: June 20, 2025	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer